Summary of Significant Accounting Policies: Fair Value of Financial Instruments (Policies)	3 Months Ended
Sep. 30, 2017
Successor
Fair Value of Financial Instruments

Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, based on our principal or, in the absence of a principal, most advantageous market for the specific asset or liability.

GAAP provides for a three-level hierarchy of inputs to valuation techniques used to measure fair value, defined as follows:

Level 1:	Inputs that are quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity can access.

Level 2:

Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability, including:

– Quoted prices for similar assets or liabilities in active markets
– Quoted prices for identical or similar assets or liabilities in markets that are not active
– Inputs other than quoted prices that are observable for the asset or liability
– Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3:

Inputs that are unobservable and reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances (e.g., internally derived assumptions surrounding the timing and amount of expected cash flows).

Our financial instruments consist of cash, accounts receivable, and accounts payable. We have determined that the book value of our outstanding financial instruments as of September 30, 2017 (unaudited) and March 31, 2017, approximates the fair value due to their short-term nature.